SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2004
                                                           -------------


                             Northwest Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


        United States                   0-23817                   23-2900888
----------------------------      ---------------------       ------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                                301 Second Avenue
                              Warren, Pennsylvania                  16365
                                                              -----------------
                     (Address of principal executive office)      (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.   Other Events and Regulation FD Disclosure

          On March 9, 2004, Northwest Bancorp, Inc. announced that it will acquire Leeds Federal Savings Bank from Northwest Bancorp, MHC. A copy of the press release is attached hereto as Exhibit 99.1.



Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired: Not applicable

          (b)  Pro Forma Financial Information: Not applicable

          (c)  Exhibits:
               99.1 Press release dated March 9, 2004.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      NORTHWEST BANCORP, INC.


DATE:  March 11, 2004            By:  /s/ William W. Harvey, Jr.
       ------------------             -----------------------------------
                                      William W. Harvey, Jr.
                                      Senior Vice President, Finance and
                                      Chief Financial Officer





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                                  EXHIBIT 99.1

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.